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GreenPoint Manufactured Housing
Contract Trust
Pass Through
Certificates
Series 2000-2
Investor Number 52000032

Determination Date:    17-Jan-01
Remittance Date A-1    22-Jan-01
Remittance Date A-2    05-Feb-01
Month End Date:        31-Dec-00

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
     (a)      Class A-1 Distribution Amount                                                                3,301,011.01
     (b)      Class A-1 Distribution Principal                                                             2,427,326.35
                          Scheduled Payments of Principal                                  184,227.12
                          Partial Prepayments                                              283,306.58
                          Scheduled Principal Balance Principal Prepayment in Full       1,235,472.41
                          Scheduled Principal Balance Liquidated Contracts                 724,320.24
                          Scheduled Principal Balance Repurchases                                0.00
                          Previous Undistributed Shortfalls                                      0.00
     (c)      Class A-1 Interest Distribution                                                                873,684.66
              Class A-1 Interest Shortfall                                                                         0.00
     (d)      Class A-1 Remaining Certificate Balance                                                    134,981,744.80

     (e)      Class A-2 Distribution Amount                                                                  600,416.67
     (f)      Class A-2 Distribution Principal                                                                     0.00
                          Scheduled Payments of Principal                                        0.00
                          Partial Prepayments                                                    0.00
                          Scheduled Principal Balance Principal Prepayment in Full               0.00
                          Scheduled Principal Balance Liquidated Contracts                       0.00
                          Scheduled Principal Balance Repurchases                                0.00
     (g)      Class A-2 Interest Distribution                                                                600,416.67
              Class A-2 Interest Shortfall                                                                         0.00
     (h)      Class A-2 Remaining Certificate Balance                                                    100,000,000.00

     (i)      Class A-1 Pass Through Rate                                                                      6.936300%
              Class A-2 Pass Through Rate                                                                      6.550000%
              Class A-2 Holdover Amount                                                                            0.00

     (j)      Senior Monthly Servicing Fee                                                                   197,840.89
              Subordinated Monthly Servicing Fee                                                                   0.00
              Subordinated Monthly Servicing Fees remaining unpaid                                                 0.00
              Section 7.05 Legal Fees                                                                              0.00

     (k)      Servicing Fees Subordination Event                                                                     NO

     (l)      Servicer Termination Event                                                                             NO

     (m)      Delinquency                                                        # of Contracts          Prin. Balance
                                                                                 --------------       -----------------
                          a)  Loans 31 to 59 days delinquent                   259                        10,362,425.97
                          b)  Loans 60 to 89 days delinquent                    48                         1,839,061.15
                          c)  Loans delinquent 90 or more days                  68                         3,330,113.28
                                                                           -------------              -----------------
                                                                               375                        15,531,600.40
                                                                           =============              =================

     (n)      Repurchased Contracts
                          Repurchased Contracts                               Number                   Repurchase Price
                                                                           -------------              -----------------
                          (see attached schedule)        Total Repurchases      0                                  0.00
                                                                           =============              =================

     (o)      Repossessions or Foreclosures                                   Number                   Actual Balance
                                                                           -------------              -----------------
                                                         BOP Repossessions     131                        $5,430,557.10
                                                        Plus Repossessions      24                           917,988.11
                                                                this Month

                                                         Less Liquidations     (21)                        ($744,846.98)
                                                                           -------------              -----------------
                                                         EOP Repossessions     134                        $5,603,698.23
                                                                           =============              =================

     (p)      Enhancement Payment                                                                                  0.00

     (q)      Monthly Advance                                                                                536,247.87
     (r)      Outstanding Amount Advanced                                                                    970,299.25

     (r)      Deposit to Special Account                                                                           0.00

     (s)      Amount Distributed to Class R Certificateholders                                                     0.00

     (t)      Previous Period Net Weighted Average Contract Rate                                                   9.75%
              Current Period Net Weighted Average Contract Rate                                                   10.20%

     (u)      Number of Manufactured Homes currently held due to repossession                                       134
              Principal balance of Manufactured Homes currently held                                       5,603,698.23

     (v)      Pool Principal Balance Percentage                                                               93.956518%

     (w)      Aggregate Deficiency Amounts                                                                       (33.97)
              Servicer Deficiency Amounts received                                                               (11.89)

(x)           Additional Items

(y)           Class A-1 Net Funds Carryover Amount                                                                 0.00
              Class A-2 Net Funds Carryover Amount                                                                 0.00

(z)           Deposit into the Certificate Account from the 2000-1 Reserve Account                                 0.00
              Class A-2 Net Funds Carryover Amount                                                                 0.00

(aa)          Cumulative Realized Losses                                                                   1,980,383.20
              Current Realized Loss Ratio                                                                         7.736%

(bb)          Draw Amount under the LOC                                                                            0.00
              Undrawn LOC Amount                                                                          52,270,120.01
              Letter of Credit Amount                                                                     52,270,120.01
              Amounts due LOC Provider for reimbursement of previous draws                                         0.00
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